Exhibit 99.1

Presentation Materials for Investors February 2018

2 Disclaimer • This presentation includes certain “forward - looking statements” within the meaning of The U.S. Private Securities Litigation Reform Act of 1995. • These statements are based on current expectations and currently available information. • Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of Toyota Motor Corporation and Toyota Motor Credit Corporation. • We do not undertake to update the forward - looking statements to reflect actual results or changes in the factors affecting the forward - looking statements. • This presentation does not constitute an offer to sell or a solicitation of an offer to purchase any securities. Any offer or sale of securities will be made only by means of a prospectus and related documentation. • Investors and others should note that we announce material financial information using the investor relations section of our corporate website ( http://www.toyotafinancial.com ) and SEC filings. We use these channels, press releases, as well as social media to communicate with our investors, customers and the general public about our company, our services and other issues. While not all of the information that we post on social media is of a material nature, some information could be material. Therefore, we encourage investors, the media, and others interested in our company to review the information we post on the Toyota Motor Credit Corporation Twitter Feed ( http://www.twitter.com/toyotafinancial ). We may update our social media channels from time to time on the investor relations section of our corporate website. 2

Disclaimer

- This presentation includes certain "forward-looking statements" within the meaning of The U.S. Private Securities Litigation Reform Act of 1995.
- These statements are based on current expectations and currently available information.
- Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of Toyota Motor Corporation and Toyota Motor Credit Corporation ("TMCC").
- We do not undertake to update the forward-looking statements to reflect actual results or changes in the factors affecting the forward-looking statements.
- This presentation does not constitute or form part of and should not be construed as, an offer to sell or issue or the solicitation of an offer to purchase or subscribe for securities of TMCC in any jurisdiction or an inducement to enter into investment activity in any jurisdiction. Neither this presentation nor any part thereof, nor the fact of its distribution, shall form the basis of, or be relied on in connection with, any contract or commitment or investment decision whatsoever. Any offer or sale of securities by TMCC will be made only by means of a prospectus and related documentation.
- Investors and prospective investors in securities of TMCC are required to make their own independent investigation and appraisal of the business and financial condition of TMCC and the nature of its securities. This presentation does not constitute a recommendation regarding securities of TMCC. Any prospective purchaser of securities in TMCC is recommended to seek its own independent financial advice.
- This presentation is made to and directed only at (i) persons outside the United Kingdom, or (ii) qualified investors or investment professionals falling within Article 19(5) and Article 49(2)(a) to (d) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the "Order"), or (iii) high net worth individuals, and other persons to whom it may lawfully be communicated, falling within Article 49(2)(a) to (d) of the Order, and (iv) persons who are "qualified investors" within the meaning of Article 2(1)(e) of the Prospectus Directive (Directive 2003/71/EC) as amended (such persons collectively being referred to as "Relevant Persons"). This presentation must not be acted or relied on by persons who are not Relevant Persons. Any investment or investment activity to which this presentation relates is available only to Relevant Persons and will be engaged in only with Relevant Persons.
- This presentation is an advertisement and not a prospectus and investors should not subscribe for or purchase any securities of TMCC referred to in this presentation or otherwise except on the basis of information in the base prospectus of Toyota Motor Finance (Netherlands) B.V., Toyota Credit Canada Inc., Toyota Finance Australia Limited and Toyota Motor Credit Corporation dated 8 September 2017 as supplemented from time to time together with the applicable final terms which are or will be, as applicable, available on the website of the London Stock Exchange plc at www.londonstockexchange.com/exchange/news/market-news/market-news-home.html.
- Investors and others should note that we announce material financial information using the investor relations section of our corporate website (http://www.toyotafinancial.com) and SEC filings. We use these channels, press releases, as well as social media to communicate with our investors, customers and the general public about our company, our services and other issues. While not all of the information that we post on social media is of a material nature, some information could be material. Therefore, we encourage investors, the media, and others interested in our company to review the information we post on the Toyota Motor Credit Corporation Twitter Feed (http://www.twitter.com/toyotafinancial). We may update our social media channels from time to time on the investor relations section of our corporate website.

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Toyota ’ s Global Businesses Markets vehicles in over 170 countries/regions. 53 overseas manufacturing companies in 28 countries/regions . OTHER BUSINESSES AUTOMOTIVE Design, Manufacturing, Distribution Consumer Financing Dealer Support & Financing Banking Ancillary Products & Services Housing Marine Information Services & Telematics Biotechnology & Afforestation 4

5 TMC Consolidated Financial Results Source : TMC FY2017, & Q3FY2018 Financial Summary Nine Months Ended (JPY billions) 2016 2017 December 31, 2017 Net Revenues 28,403.1 27,597.2 21,797.0 Operating Income 2,854.0 1,994.4 1,770.1 Net Income 2,312.7 1,831.1 2,013.1 Fiscal Year Ended March 31,

6 TMC Consolidated Balance Sheet Source : TMC FY2017, & Q3FY2018 Financial Summary FY 2016 FY 2017 FY 2018 (JPY billions) As of March 31, 2016 As of March 31, 2017 As of December 31, 2017 Current assets 18,209.6 17,833.7 18,504.6 Noncurrent finance receivables, net 8,642.9 9,012.2 9,836.9 Investment & other assets 10,834.7 11,707.2 12,411.6 Property, plant & equipment, net 9,740.4 10,197.1 10,463.3 Total Assets 47,427.6 48,750.2 51,216.5 Liabilities 29,339.4 30,081.2 31,046.1 Shareholders' equity 18,088.2 18,669.0 20,170.4 Total Liabilities & Shareholders' Equity 47,427.6 48,750.2 51,216.5

Toyota Across the United States 7 Source: Toyota USA website

Toyota Across the United States 8

9 • Toyota Motor Sales, USA (TMS) sold 2.4 million vehicles in FY 2017 – Camry was the best - selling passenger car in America for the 16 th consecutive year • Industry - leading investment in next - generation technologies in power - train, safety and production – TMS has one of the most fuel - efficient line - ups of any full - line OEM – Over 3.0 million hybrids sold in the US and over 11.0 million worldwide (1) – 13 hybrid models (2) and 1 fuel cell vehicle across the North American line - up, and 34 hybrid models worldwide – Mirai is Toyota’s first mass - produced hydrogen fuel cell vehicle – Toyota Research Institute announced with R&D focus on artificial intelligence and robotics • TMS is launching new or refreshed models in 2018. Recent and upcoming vehicle launches: Toyota Motor North America Source: Toyota Motor North America, Inc. Reports (1) As of January 2018 (2) Includes cars and light trucks - Avalon - Tundra TRD Pro - RAV4 Adventure - Lexus LX - 4Runner TRD Pro - Tacoma TRD Pro - Lexus LS - Lexus RXL

Toyota Motor North America (2)

- Quality, dependability, safety and product appeal remain high as reflected by numerous 3rd party accolades

2018 Kelley Blue Book **Best Resale Value** Toyota No. 1 Brand Winner (3 out of top 5 Best Resale Values for 2017)	**2017 Kelley Blue Book** **Best Electric/Hybrid Buy of 2017** 2017 Toyota Prius Prime	**2017 IIHS** **Top Safety Pick+ Awards** 9 Toyota & Lexus models took the highest award, the most of any manufacturer
2017 NY International Auto Show Prius Prime received the World Green Car Award (Toyota held the title for a second year, with the 2016 award going to the Mirai)	**2017 Fortune** Toyota ranked one of the "World's Most Admired Companies" and named the No. 1 Motor Vehicle company (3rd year running)	**2017 J.D. Power and Associates** **Vehicle Dependability Survey** Lexus ranked No. 1 overall
2017 J.D. Power IQS 13 Toyota/Lexus/Scion models Rank "Top Three" in their segments	**2017 U.S. News** **Best Car for the Money** 2017 Toyota Prius	**2017 Forbes** Toyota ranked No. 1 most valuable automotive brand
2017 **Consumer Reports** Lexus & Toyota No. 1 brands	**2016 NHTSA 5-Star** **Overall Safety** 10 Toyota/Lexus/Scion models	**2016 Kelley Blue Book** **Best Resale Value for Luxury Brand** Lexus (5th year running)

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11 Toyota Motor North America (3) Camry Prius Prime Tacoma TRD Pro Lexus LS RAV4 Adventure Lexus RXL

12 Toyota Financial Services

13 TFS Group Global Presence

14 • Over 4.6 million active finance contracts (1) • AA - (2) /Aa3 (2) rated captive finance company by S&P/Moody’s • Credit support agreement structure with TFSC/TMC (3) Toyota Financial Services Corporation (TFSC) Toyota Motor Credit Corporation (TMCC) Toyota Motor Credit Corporation (TMCC) Toyota Motor Corporation (TMC) (1) As of December 2017 Source: Company Reports (2) Outlook stable (3) The Credit Support Agreements do not apply to securitization transactions

15 TMCC Products and Services Consumer Finance • Retail • Lease Dealer Finance • Wholesale • Real Estate • Working Capital • Revolving Credit Lines Insurance • Service Agreements • Prepaid Maintenance • Guaranteed Auto Protection • Excess Wear & Use • Tire & Wheel • Key Replacement Protection

16 Extensive Field Organization • Decentralized dealer and field support • Centralized servicing and collections (circled)

24.9 30.2 34.0 33.2 33.4 0.2 1.2 2.5 4.9 5.5 39.6 38.4 35.7 37.8 39.9 9.5 11.5 14.1 12.9 12.1 15.8 15.6 15.8 17.8 17.0 $90.0 $96.9 $102.1 $106.6 $107.9 Mar-14 Mar-15 Mar-16 Mar-17 Dec-17 Lease Sold Lease Retail Sold Retail Wholesale & Other 17 TMCC Earning Asset Composition Source: TMCC March 31, 2015 10 - K, March 31, 2016 10 - K, March 31, 2017 10 - K & December 31, 2017 10 - Q Managed Assets (USD Billions)

18 TMCC Financial Performance - Select Data Source: TMCC March 31, 2016 10 - K, March 31, 2017 10 - K & December 31, 2017 10 - Q (USD millions) 2014 2015 2016 2017 2017 Total Financing Revenues 7,397 8,310 9,403 10,046 7,951 add: Other Income 702 832 1,080 1,200 867 less: Interest Expense 5,352 5,593 7,051 8,607 6,506 and Depreciation Net Financing Revenues 2,747 3,549 3,432 2,639 2,312 and Other Revenues Net Income 857 1,197 932 267 3,358 Fiscal Year Ended March 31, Nine Months Ended December 31,

19 TMCC Financial Performance - Select Data (1) Percentage of gross earning assets (2) The quotient of allowance for credit losses divided by the sum of gross finance receivables (net finance receivables less all owa nce for credit losses) plus gross investments in operating leases (net investments in operating leases less allowance for credit losses ) (3) Charge - off ratio is annualized using nine month results for the periods ended December 31, 2017 Note: All percentage figures calculated were based on a 120 - day charge - off policy Source: TMCC March 31, 2015 10 - K, March 31, 2016 10 - K, March 31, 2017 10 - K & December 31, 2017 10 - Q 2014 2015 2016 2017 2017 Over 60 Days Delinquent (1) 0.18% 0.21% 0.26% 0.27% 0.43% Allowance for Credit Losses (1) (2) 0.50% 0.50% 0.52% 0.58% 0.58% Net Credit Losses (1)(3) 0.28% 0.29% 0.38% 0.47% 0.38% Fiscal Year Ended March 31, Nine Months Ended December 31,

20 TMCC Retail Loan Collateral & ABS Transactions

21 • Consistent and conservative underwriting standards have produced low levels of delinquencies and credit losses – Focus on prime origination – Ongoing focus on Toyota and Lexus business • Optimization of collections strategy and staff supports loss mitigation while enabling portfolio growth – Emphasis on early intervention – Reinforcement of strong compliance management system Credit Decisioning & Collections 21 (1) Delinquency is 60+ day delinquencies as a percentage of retail receivable contracts outstanding (2) Credit loss is annual net credit loss as a percentage of retail receivable principal balance outstanding Source: Company Reports 0.0% 1.0% 2.0% FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 FY 2014 FY 2015 FY 2016 FY 2017 Q3 FY 2018 Delinquency (1) Credit Loss (2)

Source: Company Reports 22 22 Cumulative Net Losses: Annual Origination Vintages 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 32 34 36 38 40 42 44 46 48 50 52 54 56 58 60 62 64 66 68 70 72 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016

23 TMCC Retail Loan Delinquency Experience (1) (1) The historical delinquency data reported in this table includes all retail vehicle installment sales contracts purchased by TMCC, excluding those purchased by a subsidiary of TMCC operating in Puerto Rico. Includes contracts that have been sold but are still being serviced by TMCC. (2) Number of contracts outstanding at end of period. (3) The period of delinquency is based on the number of days payments are contractually past due. A payment is deemed to be pas t due if less than 90% of such payment is made. Managed Portfolio Performance Source: Company Reports 2017 2016 2017 2016 2015 2014 2013 Outstanding Contracts (2) 3,163,857 3,190,526 3,181,143 3,163,189 3,209,872 3,220,641 3,156,247 Number of Accounts Past Due in the following categories 30 - 59 days 53,245 51,127 36,396 35,795 31,130 32,920 35,672 60 - 89 days 14,094 12,525 8,018 7,822 6,569 6,660 7,182 Over 89 days 9,689 9,186 7,633 6,776 5,616 5,799 6,362 Delinquencies as a Percentage of Contracts Outstanding (3) 30 - 59 days 1.68% 1.60% 1.14% 1.13% 0.97% 1.02% 1.13% 60 - 89 days 0.45% 0.39% 0.25% 0.25% 0.20% 0.21% 0.23% Over 89 days 0.31% 0.29% 0.24% 0.21% 0.17% 0.18% 0.20% At December 31, At March 31,

Performance – Retail Loan

TMCC Managed Portfolio Net Loss and Repossession Experience (dollars in thousands) (1)

	For the Nine Months Ended December 31,		For the Fiscal Years Ended March 31,				
	2017	2016	2017	2016	2015	2014	2013
Principal Balance Outstanding (2)	$ 52,262,196	$ 50,941,646	$ 50,759,341	$ 49,716,914	$49,645,354	$ 48,761,164	$ 46,932,720
Average Principal Balance Outstanding (3)	$ 51,510,768	$ 50,329,280	$ 50,238,127	$ 49,681,134	$ 49,203,259	$ 47,846,942	$ 45,790,370
Number of Contracts Outstanding	3,163,857	3,190,526	3,181,143	3,163,189	3,209,872	3,220,641	3,156,247
Average Number of Contracts Outstanding (3)	3,172,500	3,176,858	3,172,166	3,186,531	3,215,257	3,188,444	3,138,014
Number of Repossessions (4)	27,511	35,296	45,883	37,741	34,780	34,923	34,353
Number of Repossessions as a Percent of the Number of Contracts Outstanding	1.16%	1.48%	1.44%	1.19%	1.08%	1.08%	1.09%
Number of Repossessions as a Percent of the Average Number of Contracts Outstanding	1.16%	1.48%	1.45%	1.18%	1.08%	1.10%	1.09%
Gross Charge-Offs (5)	$ 253,715	$ 291,112	$ 395,109	$ 322,814	$ 267,835	$ 257,586	$ 244,432
Recoveries (6)	$ 34,513	$ 37,898	$ 49,474	$ 47,966	$ 59,931	$ 62,714	$ 69,088
Net Losses	$ 219,202	$ 253,214	$ 345,635	$ 274,848	$ 207,904	$ 194,872	$ 175,344
Net Losses as a Percentage of Principal Balance Outstanding	0.56%	0.66%	0.68%	0.55%	0.42%	0.40%	0.37%
Net Losses as a Percentage of Average Principal Balance Outstanding	0.57%	0.67%	0.69%	0.55%	0.42%	0.41%	0.38%

(1) The net loss and repossession data reported in this table includes all retail installment sales contracts purchased by TMCC, excluding those purchased by a subsidiary of TMCC operating in Puerto Rico. Includes contracts that have been sold but are still being serviced by TMCC.
(2) Principal Balance Outstanding includes payoff amount for simple interest contracts and net principal amount for actuarial contracts. Actuarial contracts do not comprise any of the Receivables.
(3) Average of the principal balance or number of contracts outstanding as of the beginning and end of the indicated periods.
(4) Includes bankruptcy-related repossessions but excludes bankruptcies.
(5) Amount charged-off is the net remaining principal balance, including earned but not yet received finance charges, repossession expenses and unpaid extension fees, less any proceeds from the liquidation of the related vehicle. Also includes dealer reserve charge-offs.
(6) Includes all recoveries from post-disposition monies received on previously charged-off contracts including any proceeds from the liquidation of the related vehicle after the related charge-off. Also includes recoveries for dealer reserve charge-offs and chargebacks.

Source: Company Reports

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Origination Profile

TMCC Retail Auto Loan Originations

Original Summary Characteristics by Vintage Origination Year:	2013	2014	2015	2016	2017*
Number of Pool Assets	1,008,958	951,133	925,631	883,424	660,881
Original Pool Balance	$25,332,328,542	$24,516,581,298	$24,222,949,274	$23,944,624,507	$18,285,091,413
Average Initial Loan Balance	$25,107	$25,776	$26,169	$27,104	$27,668
Weighted Average Interest Rate	2.94%	3.07%	3.35%	3.24%	3.26%
Weighted Average Original Term	63 Months	64 Months	65 Months	66 Months	69 Months
Weighted Average FICO	727	726	720	726	733
Minimum FICO	388	381	383	383	383
Maximum FICO	886	887	886	900	900
Geographic Distribution of Receivables representing the 5 states with the greatest aggregate original principal balance:					
State 1	CA - 21.4%	CA - 21.0%	CA - 21.3%	CA - 21.4%	CA - 23.6%
State 2	TX - 13.3%	TX - 14.0%	TX - 15.7%	TX - 15.5%	TX - 13.6%
State 3	NY - 4.6%	NY - 4.7%	NY - 4.9%	NY - 4.8%	NY - 4.4%
State 4	NJ - 4.4%	NJ - 4.0%	NJ - 3.8%	NJ - 4.0%	NJ - 3.9%
State 5	IL - 3.9%	IL - 4.2%	IL - 3.8%	IL - 3.8%	PA - 3.8%
Distribution of Receivables by Contract Rate:[2]					
Less than 2.0%	51.2%	50.8%	46.2%	46.0%	41.0%
2.0% - 3.99%	20.2%	19.4%	19.9%	23.7%	25.9%
4.0% - 5.99%	14.0%	13.5%	14.0%	13.6%	17.6%
6.0% - 7.99%	6.7%	7.7%	8.7%	7.6%	6.8%
8.0% - 9.99%	3.2%	3.6%	4.9%	4.2%	3.7%
10.0% - 11.99%	1.5%	1.7%	2.7%	2.3%	2.2%
12.0% - 13.99%	0.6%	0.7%	1.4%	1.2%	1.2%
14.0% - 15.99%	0.6%	0.6%	0.9%	0.7%	0.7%
16.0% and greater	2.0%	1.9%	1.2%	0.7%	0.9%
Total	100.00%	100.00%	100.00%	100.00%	100.00%
Share of Original Assets:					
Percentage of Non-Toyota/Non-Lexus	3.3%	3.8%	4.0%	3.3%	3.5%
Percentage of 72+ Month Term	10.6%	11.1%	13.2%	13.4%	15.6%
Percentage of Used Vehicles	24.5%	23.7%	24.6%	25.7%	24.1%

(1) Percentages may not add to 100.0% due to rounding.

*2017 data as of September 30, 2017.

Source: Company Reports

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Origination Characteristics APR Distribution 26 26 Weighted Average FICO Weighted Average Original Term New vs. Used *As of September 30, 2017 Source: Company Reports 51% 51% 46% 46% 41% 20% 19% 20% 24% 26% 29% 30% 34% 30% 33% CY2013 2014 2015 2016 2017* <2.0% 2.0%-3.99% >=4.0% 727 726 720 726 733 CY2013 2014 2015 2016 2017* 63 64 65 66 69 CY2013 2014 2015 2016 2017* 76% 76% 75% 74% 74% 24% 24% 25% 26% 26% CY2013 2014 2015 2016 2017* New Used

ABS Deal Comparison

Toyota Auto Owner Trust (TAOT)*

Original Summary Characteristics by Prior Securitization:	TAOT 2016-D	TAOT 2017-A	TAOT 2017-B	TAOT 2017-C	TAOT 2017-D	TAOT 2018-A
Number of Pool Assets	77,139	93,151	106,118	102,754	106,107	105,677
Original Pool Balance	$1,327,874,627.72	$1,610,505,281.69	$1,884,009,090.55	$1,889,438,548.44	$1,903,254,413.53	$1,914,792,886.79
Average Principal Balance	$17,214.05	$17,289.19	$17,753.91	$18,387.98	$17,937.12	$18,119.30
Weighted Average Interest Rate	2.23%	2.20%	2.17%	2.09%	2.12%	2.15%
Weighted Average Original Term	62	63	64	64	65	65
Weighted Average Remaining Term	48	48	49	50	50	50
Weighted Average FICO	755	757	758	760	760	761
Minimum FICO	620	620	620	620	620	620
Maximum FICO	886	900	900	900	900	900
Geographic Distribution of Receivables representing the 5 states with the greatest aggregate original principal balance:						
State 1	CA - 24.6%	CA - 24.1%	CA - 23.6%	CA - 23.9%	CA - 25.8%	CA - 24.4%
State 2	TX - 16.3%	TX - 16.3%	TX - 16.1%	TX - 15.9%	TX - 11.0%	TX - 15.1%
State 3	IL - 4.6%	IL - 4.5%	IL - 4.7%	IL - 4.6%	IL - 4.7%	IL - 4.4%
State 4	PA - 3.9%	NJ - 4.1%	PA - 4.0%	NJ - 4.1%	NJ - 4.4%	PA - 4.2%
State 5	NJ - 3.9%	PA - 4.0%	NY - 3.9%	PA - 3.9%	PA - 4.4%	NJ - 4.0%
Distribution of Receivables by Contract Rate: [1]						
Less than 2.0%	57.70%	57.96%	58.12%	58.96%	58.12%	56.67%
2.0% - 3.99%	24.33%	24.60%	25.23%	25.80%	26.47%	27.25%
4.0% - 5.99%	10.40%	10.16%	9.70%	9.06%	9.36%	10.25%
6.0% - 7.99%	4.24%	4.10%	3.89%	3.36%	3.22%	3.17%
8.0% - 9.99%	2.13%	2.05%	1.91%	1.88%	1.81%	1.66%
10.0% - 11.99%	0.88%	0.87%	0.88%	0.73%	0.74%	0.76%
12.0% - 13.99%	0.23%	0.20%	0.23%	0.16%	0.22%	0.20%
14.0% - 15.99%	0.06%	0.04%	0.03%	0.03%	0.03%	0.02%
16.0% and greater	0.03%	0.02%	0.01%	0.02%	0.01%	0.00%
Total	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
Distribution of Receivables by Vehicle Type: [1]						
Passenger Cars	47.55%	45.50%	45.10%	44.49%	44.45%	43.83%
Minivans	7.82%	8.04%	7.50%	7.13%	7.42%	6.81%
Light Duty Trucks	13.65%	13.01%	12.40%	11.92%	11.64%	11.88%
SUVs	30.98%	33.44%	35.00%	36.46%	36.49%	37.48%
Total	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
Distribution of Receivables by Make: [1]						
Toyota and Scion	86.26%	85.70%	84.72%	84.80%	86.02%	85.69%
Lexus	13.74%	14.30%	15.28%	15.20%	13.98%	14.31%
Total	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
Share of Original Assets:						
Percentage with Original Scheduled Payments > 60 months	30.75%	34.58%	38.87%	42.48%	45.27%	50.29%
Percentage of Used Vehicles	21.08%	21.40%	21.42%	21.47%	21.82%	21.39%

*Abbreviated for presentation purposes

(1) Percentages may not add to 100.00% due to rounding

Source: Company Reports

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TAOT Deal Performance

Cumulative Net Losses

As of February 2018 Payment Date



TAOT 2010-A
TAOT 2010-B
TAOT 2010-C
TAOT 2011-A
TAOT 2011-B
TAOT 2012-A
TAOT 2012-B
TAOT 2013-A
TAOT 2013-B
TAOT 2014-A
TAOT 2014-B
TAOT 2014-C
TAOT 2015-A
TAOT 2015-B
TAOT 2015-C
TAOT 2016-A
TAOT 2016-B
TAOT 2016-C
TAOT 2016-D
TAOT 2017-A
TAOT 2017-B
TAOT 2017-C
TAOT 2017-D
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
1
5
9
13
17
21
25
29
33
37
41
45
Months

Source: Company Reports.

28

29 TMCC Funding Programs

30 • A - 1+/P - 1 rated direct commercial paper program • $20.5 billion committed credit facilities (1) • $8.3 billion short - term liquidity investment portfolio (2) • Over $70 billion in readily salable consumer retail loan & lease assets • Access to various domestic and international capital markets • Billions of additional capacity in global benchmark markets • Extensive inter - company lending infrastructure • Credit support agreements: TMCC  TFSC  TMC Exceptional Liquidity (1) As of December 31, 2017 (2) Average balance for the quarter ended December 31, 2017 Source : TMCC December 31, 2017 10 - Q

31 • TMCC is committed to: – Maintaining funding diversity and exceptional liquidity – Issuing into strong demand with attractive deals – Identifying & developing new markets and investor relationships – Responding quickly to opportunities with best - in - class execution – Managing our business and stakeholder relationships with a long - term view TMCC Funding Program Objectives

32 TMCC FYTD 18 Funding Overview • $11.4 billion in unsecured debt • $7.1 billion in secured debt (net of amount retained) – $4.8 billion comprised of public term secured funding (net of amount retained) Source : Company Reports $18.5 billion of long term debt funded FYTD 2018* *As of January 31, 2018. Percentages may not add to 100% due to rounding ABS 38% Global 34% MTN 10% EMTN 8% Uridashi 5% Structured 5%

33 Diversification in Debt Offerings TMCC Long Term Debt Outstanding (USD millions ) * *As of January 31, 2018 Source: Company Reports By Deal Type By Currency Global MTN, $29,600 Public / Private ABS, $14,296 Other, $10,560 EMTN / Eurobonds, $9,305 MTN, $5,919 Other, 684 GBP, 1,087 AUD, 3,617 EUR, 7,918 USD, 56,375

34 Key Investment Highlights • Financial strength supported by strong credit ratings • Transparent business model with exceptional liquidity • Rational funding programs with long - term perspective – Diversification in bond offerings – Focus on proactively meeting needs of market – Strong emphasis placed on flexibility and responsiveness • Industry - leading in: – Liquidity management framework – Balance sheet strength – Business model resiliency